Redeemable Noncontrolling Interests	12 Months Ended
Dec. 31, 2017
Temporary Equity Disclosure [Abstract]
Redeemable Noncontrolling Interests

16.    REDEEMABLE NONCONTROLLING INTERESTS

	2015	2016	2017	2017
	RMB	RMB	RMB	US$
	(In millions)
Balance as of January 1	1,895	3,948	5,492	844
Other comprehensive income (loss)	142	325	(335)	(51)
Issuance of subsidiary shares	1,582	662	—	—
Disposal of subsidiary shares	—	—	(2,376)	(365)
Accretion of redeemable noncontrolling interests	329	557	(17)	(3)
Conversion of convertible notes of a subsidiary	—	—	8,258	1,269

Balance as of December 31	3,948	5,492	11,022	1,694

In November 2014, iQIYI completed a round of preferred shares financing with US$300 million from the external preferred shareholders. A negative accretion of RMB400 million (US$61 million) was recorded as an increase to the net income attributable to ordinary shareholders for the year ended December 31, 2017 as a result of the change in redemption price. As the above preferred shares are not currently redeemable and this change in redemption price was considered a change in accounting estimate in accordance with ASC topic 480 (“ASC 480”), Distinguishing Liabilities from Equity, and a new effective interest rate was determined and prospectively applied to accrete the carrying amount of the above preferred shares to the future expected contractual cash flows (the new redemption amount). In October 2017, the US$1.2 billion iQIYI Notes (Note 12) plus related interest purchased by external investors was converted to iQIYI’s new round preferred shares. As the preferred shares could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of iQIYI, these preferred shares are accounted for as redeemable noncontrolling interests.

In October 2015, Xiaodu issued 250,000,000 preferred shares to certain shareholders for a total consideration of US$250 million. In May 2016, Xiaodu issued an additional 42,105,264 preferred shares to certain other shareholders for a total consideration of US$100 million. As the preferred shares could be redeemed by such shareholders upon the occurrence of certain events that are not solely within the control of Xiaodu, these preferred shares are accounted for as redeemable noncontrolling interests. In August 2017, the Company completed the disposal of Xiaodu to Rajax Holding for its equity shares.

The Company accounts for the changes in accretion to the redemption value in accordance with ASC 480. The Company elects to use the effective interest method to account for the changes of redemption value over the period from the date of issuance to the earliest redemption date of the noncontrolling interest.